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                                                               EXHIBIT 10.39


                                 FIRST AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                                 RETIREMENT PLAN

      WHEREAS, Fisher Scientific International Inc. desires to amend the Fisher Scientific International Inc. Retirement Plan (the "Retirement Plan") to grant service to former employees of Safety Equipment Company (the "SEC"); and

      WHEREAS, Article 10 of the Retirement Plan grants the Administrative and Investment Committee (the "Committee") the authority to (i) make amendments to the Retirement Plan which will not involve an estimated annual cost under the Retirement Plan in excess of $500,000 and (ii) credit certain employees with retroactive vesting and eligibility service based upon their service with a prior employer;

      NOW THEREFORE, it hereby is:

      RESOLVED THAT the Retirement Plan be hereby amended as follows:

Schedule D of the Retirement Plan is amended effective January 31, 2002, by the addition of number 7 as follows:

"7. Safety Equipment Company. A former employee of Safety Equipment Company, who became an Employee of the Company on January 31, 2002, shall receive credit under the Cash Balance Plan for purposes of eligibility and vesting, as if his or her service with Safety Equipment Company had been service with the Company."

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Retirement Plan is amended this 10th day of December, 2002.

                                         ADMINISTRATIVE AND INVESTMENT COMMITTEE

                                         /s/ Paul M. Meister
                                         _______________________________________
                                         Paul M. Meister

                                         /s/ Todd M. DuChene
                                         _______________________________________
                                         Todd M. DuChene